SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

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|_|   Preliminary Proxy Statement
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      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         Elite Information Group, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or
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

                                  [ELITE LOGO]
                          Elite Information Group, Inc.
                      5100 West Goldleaf Circle, Suite 100
                          Los Angeles, California 90056
                                 (323) 642-5200

                        ---------------------------------

                                                                  April 10, 2001

Dear Stockholder:

      On behalf of the Board of Directors, I cordially invite you to attend the Annual Stockholders' Meeting on Tuesday, May 8, 2001, at 10:00 a.m., Pacific Daylight Saving Time. The meeting will be held at the Marriott Marina Beach, located at 4100 Admiralty Way in Marina del Rey, California.

      The attached notice and proxy statement describe the business to be conducted at the meeting, including the election of two directors. David A. Finley and William G. Seymour have been nominated for reelection to the Board.

      The Board of Directors appreciates and encourages stockholder participation. Whether or not you plan to attend the meeting, it is important that your shares be represented. Please take a moment now to sign, date and return your proxy in the envelope provided even if you plan to be present. We hope you will be able to attend the meeting.

                                            Sincerely,


                                            /s/ Christopher K. Poole

                                            Christopher K. Poole
                                            Chairman and Chief Executive Officer

                             ELITE INFORMATION GROUP
                      5100 West Goldleaf Circle, Suite 100
                          Los Angeles, California 90056

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME                    10:00 a.m., PDT, on Tuesday, May 8, 2001

PLACE                   Marriott Marina Beach
                        4100 Admiralty Way
                        Marina del Rey, California 90292

ITEMS OF BUSINESS       1.    To elect two directors.

                        2.    To ratify the appointment of
                              PricewaterhouseCoopers LLP as independent accountants of the Company for the year ending December 31, 2001.

RECORD DATE             Holders of Common Stock of record at the close of
                        business on March 19, 2001, are entitled to vote at the meeting. A list of stockholders entitled to vote at the meeting may be examined at the executive offices of the Company, 5100 West Goldleaf Circle, Suite 100, Los
                        Angeles, California 90056, during the 10-day period preceding the meeting.

ANNUAL REPORT           The annual report of the Company for the year ended
                        December 31, 2000, accompanies this proxy statement.

IMPORTANT               In order to avoid additional soliciting expense to the
                        Company, please SIGN, DATE and MAIL your proxy PROMPTLY in the return envelope provided, even if you plan to attend the meeting. If you attend the meeting and wish to vote your shares in person, arrangements will be made for you to do so.

                                             By order of the Board of Directors:


                                             /s/ Steven O. Todd

                                             Steven O. Todd
                                             Secretary
                                             Los Angeles, California
                                             April 10, 2001

                          ELITE INFORMATION GROUP, INC.
                      5100 West Goldleaf Circle, Suite 100
                          Los Angeles, California 90056

                               -------------------

                                 PROXY STATEMENT

                         Annual Meeting of Stockholders

                                   May 8, 2001

                               -------------------

                VOTING SECURITIES, PRINCIPAL HOLDERS AND PROXIES

      The accompanying proxy is solicited by the Board of Directors of Elite Information Group, Inc. (the "Company") in connection with the Annual Meeting of Stockholders of the Company to be held at the Marriott Marina Beach, located at 4100 Admiralty Way, Marina del Rey, California at 10:00 a.m., Pacific Daylight Saving Time, on Tuesday, May 8, 2001. The accompanying form of proxy is for use at the Annual Meeting if a stockholder does not attend the meeting in person or wishes to vote shares by proxy even if the stockholder plans to attend the meeting. All valid proxies received prior to the meeting will be voted. Unless marked to the contrary, such proxies will be voted in favor of Proposals 1 and 2 listed in the accompanying proxy card and described below. If any other business is brought before the meeting, the proxies will be voted in accordance with the judgment of the persons voting the proxies.

      A stockholder who has given a proxy may revoke it at any time prior to such proxy being voted at the meeting by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date or by attending the meeting and giving notice of such revocation. Attendance at the meeting does not by itself constitute revocation of a proxy. This proxy statement and the accompanying form of proxy are being mailed to the Company's stockholders on or about April 10, 2001.

      The only class of voting securities of the Company is its common stock, $.01 par value per share (the "Common Stock"). Only stockholders of record as of the close of business on March 19, 2001, will be entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournment thereof. On March 19, 2001, there were outstanding 9,422,123 shares of Common Stock. Each share of Common Stock is entitled to one vote.

      A majority of the shares entitled to vote at the Annual Meeting, represented in person or by proxy, will constitute a quorum. Abstentions and shares held by brokers with respect to which voting authority is withheld by beneficial owners ("broker non-votes") will be counted for the purpose of determining the presence or absence of a quorum. Directors of the Company are elected by a plurality vote, and votes may either be cast in favor of nominees or withheld. Withheld votes will be excluded entirely from the vote and will have no effect on the outcome of the election. Approval of the remaining proposal requires the affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote. On this proposal, an abstention will have the same effect as a negative vote. Shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority. Accordingly, broker non-votes, if any, will have no effect on the vote.

      The Company will bear the cost of preparing the proxy statement and of soliciting proxies in the accompanying form. The Company expects to solicit proxies primarily by mail and through the use of Mellon Investor Services, a professional proxy solicitation firm. Proxies may be solicited personally and by telephone by directors, officers and employees of the Company without additional compensation and by employees of the professional proxy solicitation firm. The Company anticipates that fees and expenses to be paid to the professional proxy solicitation firm will be approximately $6,000. Arrangements also may be made with brokerage firms or other custodians, nominees and fiduciaries who hold the voting securities of record for the forwarding of solicitation material to the beneficial owners thereof. The Company will reimburse such brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith.

                             PRINCIPAL STOCKHOLDERS

      The following table sets forth the names and addresses of, and the number and percentage of shares beneficially owned by, the persons known to the Company to beneficially own five percent or more of the Company's outstanding Common
Stock:

Name and Address                             Amount and Nature of     Percent
of Beneficial Owner                          Beneficial Ownership   of Class(1)
-------------------                          --------------------   -----------

PAR Investment Partners, L.P. .............       1,220,300(2)          13.0%
  One Financial Center
  Suite 1600
  Boston, Massachusetts 02111

Dimensional Fund Advisors Inc. ............         703,500(3)           7.5%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401

Ironwood Capital Management, LLC, et al ...         600,650(4)           6.4%
  21 Custom House Street
  Boston, Massachusetts 02109

Tudor Investment Corporation, et al. ......         546,189(5)           5.8%
  600 Steamboat Road
  Greenwich, Connecticut 06830

----------
(1)   Based on the shares of Common Stock outstanding as of March 19, 2001.
(2) Based upon an amended Schedule 13D of PAR Capital Management, Inc. ("PAR Capital"), PAR Group, L.P. ("PAR Group") and PAR Investment Partners, L.P. ("PIP"), dated on or about May 17, 2000. Arthur G. Epker III, a director of the Company, is a Vice President of PAR Capital and may be deemed to be a controlling stockholder of PAR Capital. PAR Capital is a Delaware S Corporation and the sole general partner of PAR Group. The principal business of PAR Capital is to act as the general partner of PAR Group. PAR Group is a Delaware limited partnership and the sole general partner of PIP. The principal business of PAR Group is that of a private investment partnership engaging in the purchase and sale of securities for its own account. PIP is a Delaware limited partnership and its principal business is that of a private investment partnership engaging in the purchase and sale of securities for its own account. Mr. Epker disclaims beneficial ownership of such shares. In addition, Mr. Epker's wife owns 10,000 shares of the Company's Common Stock through an Individual Retirement Account. Mr. Epker also disclaims beneficial ownership of such shares.
(3) Based upon a Schedule 13G or amendment thereto of Dimensional Fund Advisors Inc. dated February 2, 2001, filed by Dimensional Fund Advisors Inc. on behalf of certain clients for which it is the investment manager. Dimensional Fund Advisors Inc. disclaims beneficial ownership of these shares.
(4) Based on a Schedule 13G of Ironwood Capital Management, LLC, Warren J. Isabelle, Richard L. Droster and Donald Collins dated February 9, 2001. Ironwood Capital Management, LLC filed this Schedule 13G in its capacity as an investor advisor, and the other reporting persons filed in their respective capacities with the parent holding company of Ironwood Capital Management, LLC. All persons reported shared voting power over 335,950 shares and shared dispositive power over 600,650 shares.
(5) Based upon Amendment No. 3 to Schedule 13G of Tudor Investment Corporation, Paul Tudor Jones II, The Tudor BVI Global Fund Ltd. (formerly known as Tudor BVI Futures, Ltd.), Tudor Proprietary Trading, L.L.C., The Altar Rock Fund L.P., The Raptor Global Portfolio Ltd. and The Tudor BVI Global Portfolio Ltd. (formerly known as The Upper Mill Capital Appreciation Fund Ltd.) dated February 13, 2001. These parties report shared voting and dispositive power over various numbers of shares up to 546,189. Tudor Investment Corporation disclaims beneficial ownership of certain shares it may be deemed to own by virtue of its position as general partner of, or investment advisor to, certain entities listed above. Mr. Jones disclaims beneficial ownership of certain shares he may be deemed to beneficially own by virtue of his position as controlling shareholder or equity holder of certain entities listed above.

                                   PROPOSAL 1
                           ELECTION OF TWO DIRECTORS

      The Company's Bylaws provide that the number of directors constituting the Company's Board of Directors shall be not less than three nor more than twenty-one as may be fixed or changed by the Board of Directors or by the stockholders from time to time. The Board of Directors has fixed the number of directors constituting the Board at six. The Board of Directors is divided into three classes, as nearly equal in number as possible, each of whose members serve for a staggered three-year term. The term of David A. Finley and William
G. Seymour, the two directors designated Class II directors, will expire at the current annual meeting of stockholders, and Messrs. Finley and Seymour will stand for reelection. The term of the two Class III directors will expire at the annual meeting to be held in 2002 and the term of the two Class I directors will expire at the annual meeting to be held in 2003.

Nominees

      The Nominating Committee of the Board of Directors has nominated David A. Finley and William G. Seymour for election as directors. If elected, Messrs. Finley and Seymour would serve three-year terms as members of Class II. Directors will be elected by a plurality of the votes cast. Although the Board of Directors does not expect that any of the nominees named will be unavailable for election, in the event that any nominee is unable to serve as a director, it is intended that the shares represented by proxies will be voted for the election of such substitute as the Nominating Committee of the Board of Directors may nominate. If Messrs. Finley and Seymour are elected, the three classes would be as follows:

       Class I                       Class II                     Class III
       -------                       --------                     ---------
Christopher K. Poole              David A. Finley                 Alan Rich
    Roger Noall                  William G. Seymour          Arthur G. Epker III

Recommendation of the Board of Directors

      The Board of Directors recommends that stockholders vote "FOR" the nominees. Proxies, unless indicated to the contrary, will be voted "FOR" the nominees to the Board of Directors.

                        Directors and Executive Officers

      Listed below are the names of the two nominees to serve as directors, the other four directors who will be continuing in office following the Annual Meeting and the Company's current executive officers, together with their ages, their principal occupations during the past five years, any other directorships they hold with companies having securities registered under the Securities Exchange Act of 1934 and the years during which their current consecutive terms as directors or executive officers of the Company first commenced (including terms with the Company's predecessor).

                                                                                                     Executive
                                             Principal Occupation                     Director        Officer
       Name and Age                    and Certain Other Directorships                  Since          Since
       ------------                    -------------------------------                --------       ---------
Arthur G. Epker III, Age 38 ....   Vice President, PAR                                  1999
                                   Capital Management, Inc.(1)

David A. Finley, Age 68 ........   President, Investment Management                     1990
                                   Partners II, Inc.(2)

Roger Noall, Age 66 ............   Executive, Retired, KeyCorp(3)                       1996
                                   Director: Alleghany Corp. and
                                   The Victory Portfolios and
                                   The Victory Variable Insurance Funds

Christopher K. Poole, Age 43 ...   Chairman of the Board, President and                 1999            1999
                                   Chief Executive Officer,
                                   Elite Information Group, Inc.(4)

Alan Rich, Age 46 ..............   Co-Founder and non-employee                          1999
                                   Chairman, Elite Information Systems, Inc.(5)

William G. Seymour, Age 59 .....   President, PRIMax Properties, LLC(6)                 1981
                                   Director: First Trust Bank

Barry D. Emerson, Age 43 .......   Vice President, Treasurer and                                        1999
                                   Chief Financial Officer(7)

Daniel Tacone, Age 45 ..........   Chief Operating Officer,                                             2001
                                   Elite Information Systems, Inc.(8)

Montgomery Lunn, Age 46 ........   General Manager, Law Manager, Inc.(9)                                2001

----------
(1) Mr. Epker has been a Vice President of PAR Capital, an investment management firm, since July 1992.
(2) Mr. Finley served as Executive Vice President and Chief Financial Officer of the Company from January 1996 to July 1997 and again served as Executive Vice President on a temporary basis from mid-September 1997 to mid-November 1997. Prior to joining the Company, Mr. Finley worked as a consultant and was a private investor and the President, since 1992, of Investment Management Partners II, Inc., an investment management firm. Since leaving the Company, Mr. Finley has resumed his work as a consultant, private investor and President of Investment Management Partners, Inc. From September 1986 until his retirement in December 1989, Mr. Finley served as Treasurer of International Business Machines Corporation.
(3) Mr. Noall served as Senior Executive Vice President and Chief Administrative Officer of KeyCorp from March 1, 1994 to December 31, 1996 and served in the additional positions of General Counsel and Secretary of KeyCorp from September 1, 1995 to June 14, 1996. Prior to March 1, 1994, Mr. Noall served as Vice Chairman of the Board and Chief Administrative Officer of Society Corporation (banking). Mr. Noall joined KeyCorp on that date upon the merger of Society Corporation and KeyCorp.
(4) Mr. Poole has served as Chairman of the Board of Directors, President and Chief Executive Officer of the Company since May 1999. From May 1995, until May 1999, Mr. Poole served as Chief Operating Officer of Elite Information Systems, Inc., a wholly owned operating subsidiary of the Company ("EIS"), and since January 1998 he has served as the President of EIS. From November 1989 to May 1995, Mr. Poole was the Director of Technology and Executive Director of Latham & Watkins, a law firm based in Los Angeles, California.
(5) Mr. Rich is the co-founder of EIS and served as President of EIS from January 1982 until his retirement in December 1997. Since that time, Mr. Rich has continued to provide services as a consultant to EIS and as a director and non-employee Chairman of EIS.

(6) Mr. Seymour has served as President of PRIMax Properties, LLC, a real estate investment company, since his retirement from the Company in January 1995. Mr. Seymour, a co-founder of the Company, served as Vice Chairman of the Board from June 1993 to May 1999 and from September 1985 to November 1989 and as Secretary of the Company from June 1993 to May 1996. Mr. Seymour also served as Senior Vice President of the Company from November 1989 to June 1993.
(7) Mr. Emerson has served as Vice President, Treasurer and Chief Financial Officer of the Company since May 1999. Prior to joining the Company, Mr. Emerson served as Vice President and Controller for Wyle Electronics, an Irvine, California based electronics distributor, from 1983 to 1998.
(8) Mr. Tacone became Chief Operating Officer of EIS in March 2001. Prior to becoming Chief Operating Officer of EIS, Mr. Tacone had been Vice President of Sales for EIS since 1990.
(9) Mr. Lunn is General Manager of Law Manager, Inc., a wholly owned subsidiary of the Company ("LMI"). In addition to his role as General Manager of LMI, Mr. Lunn has been Vice President of Corporate Development/Marketing for EIS since 1994.

      Upon adoption of the 1996 Stock Option Plan on June 25, 1996, each director who was not also an officer or employee of the Company on that date (i.e., Mr. Finley) was granted options to purchase 5,000 shares of Common Stock at the fair market value of the shares on that date. In addition, under the 1996 Stock Option Plan, any individual who is not an employee or officer of the Company and who is first elected to the Board after June 25, 1996 (i.e., Messrs. Epker, Noall, Rich) receives upon the date of such election an option to purchase 5,000 shares of Common Stock at an exercise price per share equal to the fair market value of a share of Common Stock on such date. The 1996 Stock Option Plan further provides for awards of options to purchase 5,000 shares of Common Stock on each January 5 after the adoption of the 1996 Stock Option Plan if the average daily value of a share of Common Stock for the immediately preceding month of December is ten percent greater than the average daily value of a share for the month of December of the immediately prior year. In the event that the total exercise price of such options for 5,000 shares exceeds $100,000, the number of shares purchasable under such option are to be reduced so that the total exercise price of the options granted equals $100,000, and in the event that the number of shares authorized under the 1996 Stock Option Plan are not sufficient to make an award to outside directors, options for the remaining authorized shares shall be awarded pro rata to the outside directors then entitled to receive such options. All such options awarded to non-employee directors under the 1996 Stock Option Plan become exercisable over a period of four years, with 20% of the total award being exercisable on the date of grant and an additional 20% becoming exercisable on each of the next four anniversaries. These options were not granted for 2000.

      There are no family relationships among the executive officers or directors of the Company.

      The Company pays its non-employee directors a fee of $2,500 for each directors' meeting attended and pays an additional $500 fee to each member of the Audit Committee and Compensation Committee for each committee meeting attended. No fee is paid for telephonic meetings. Directors are reimbursed for travel and lodging expenses. The Board of Directors held 15 meetings during the year ended December 31, 2000 and took action on 3 occasions by unanimous written consent. During 2000, no director attended less than 75% of the total number of meetings of the Board of Directors during his term of service or the total number of meetings of committees of the Board on which he served. In addition to regular and special meetings of the Board, the Board confers with management by conference call from time to time.

      The Board of Directors has a Compensation Committee, which makes recommendations concerning salaries and incentive compensation for executive officers of the Company and administers the Company's 1996 Stock Option Plan and the 2000 Employee Stock Purchase Plan; an Audit Committee, which reviews the results and scope of the audit and other services provided by the Company's independent accountants; and a Nominating Committee, which recommends nominees for the Board of Directors and advises the Board on other matters of organizational structure and corporate governance. Messrs. Noall and Epker currently serve on the Compensation Committee. Messrs. Rich, Finley, Noall and Seymour currently serve on the Audit Committee. Messrs. Noall and Epker serve on the Nominating Committee. During the year ended December 31, 2000, the Compensation Committee met 5 times and the Audit Committee met 5 times. The Nominating Committee was formed in 2001. The Company's bylaws prescribe the procedure a stockholder must follow to make nominations for director candidates, as described below under "Stockholders' Proposals." Additional information regarding the Audit Committee is set forth below under "Ratification of Appointment of Independent Accountants."

              STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth as of March 19, 2001, the beneficial ownership of Common Stock by each director and executive officer named in the Summary Compensation Table below and by all directors and executive officers as a group.

                                                                   Shares Beneficially Owned(1)
                                                                   ----------------------------
Name of Beneficial Owner                                            Number              Percent
------------------------                                            ------              -------
Arthur G. Epker III .........................................      1,234,300(2)           13.1%

David A. Finley .............................................         83,666                 *

Roger Noall .................................................         27,000                 *

Christopher K. Poole ........................................        129,333               1.4%

Alan Rich ...................................................          4,000                 *

William G. Seymour ..........................................        441,622               4.7%

Barry D. Emerson ............................................          9,170                 *

All directors and executive officers as a group (9 in number)      2,064,652              21.2%

----------
*     Less than one percent.
(1) Included in the calculation of the number of shares of Common Stock owned beneficially are the following shares subject to options exercisable on March 19, 2001, or within 60 days thereafter by the directors and executive officers indicated and by all the directors and executive officers as a group: Mr. Epker--4,000 shares; Mr. Finley--83,666 shares; Mr. Noall--7,000 shares; Mr. Poole--124,333 shares; Mr. Rich--4,000 shares; Mr. Seymour--7,000 shares; Mr. Emerson--8,334 shares; and all members of the group (including the foregoing)--303,833 shares.
(2) Mr. Epker is a Vice President of PAR Capital Management, Inc. ("PAR Capital") and may be deemed to be a controlling stockholder of PAR Capital. Accordingly, Mr. Epker may be deemed to beneficially own shares of Common Stock owned by Par Capital, PAR Group, L.P. ("PAR Group") and PAR Investment Partners, L.P. ("PIP"). See footnote (2) to the table under "Principal Stockholders." PAR Capital is a Delaware S Corporation and the sole general partner of PAR Group. The principal business of PAR Capital is to act as the general partner of PAR Group. PAR Group is a Delaware limited partnership and the sole general partner of PIP. The principal business of PAR Group is that of a private investment partnership engaging in the purchase and sale of securities for its own account. PIP is a Delaware limited partnership and its principal business is that of a private investment partnership engaging in the purchase and sale of securities for its own account. Mr. Epker disclaims beneficial ownership of such shares. In addition, Mr. Epker's wife owns 10,000 shares of the Company's Common Stocks through an Individual Retirement Account. Mr. Epker also disclaims beneficial ownership of such shares.

             EXECUTIVE OFFICERS, COMPENSATION AND OTHER INFORMATION

      The following table sets forth a summary, for fiscal years ended December 31, 2000, December 31, 1999 and December 31, 1998, of the compensation of Mr. Poole, the Company's Chief Executive Officer, and Mr. Emerson, the only other person serving as an executive officer of the Company at December 31, 2000.

                           Summary Compensation Table

                                                                      Long-Term
                                                                    Compensation
                                             Annual Compensation       Awards
                                             --------------------   ------------
                                                                      Securities    All Other
     Name and Principal                      Salary        Bonus      Underlying   Compensation
          Position                    Year     ($)          ($)       Options(#)        ($)
     ------------------               ----   ------        -----      ----------   ------------
Christopher K. Poole .............    2000   300,000       75,000       50,000        5,000(1)
  Chairman and Chief                  1999   300,000      100,000      150,000        5,000(1)
  Executive Offer                     1998   270,000       50,000            0        5,000(1)

Barry D. Emerson (2) .............    2000   160,000       20,000       25,000        5,250(1)
  Vice President, Treasurer           1999    93,333       40,000       25,000        2,100(1)
  and Chief Financial Officer

----------
(1) Represents matching contributions made by the Company under the Company's 401(k) retirement plan.
(2)   Mr. Emerson's employment with the Company commenced in May 1999.

      The following table sets forth certain information concerning grants of stock options during the year ended December 31, 2000, to the executive officers named in the Summary Compensation Table.

                        Option Grants in Last Fiscal Year

                                                                                     Potential Realizable
                           Number of        % of                                       Value at Assumed
                          Securities        Total                                    Annual Rates of Stock
                          Underlying       Options                                  Price Appreciation for
                            Options      Granted to    Exercise or                        Option Term
                            Granted     Employees in   Base Price   Expiration      -----------------------
Name                          (#)        Fiscal Year     ($/Sh)        Date            5%($)       10%($)
-----                     ----------    ------------   ----------   ----------      ----------   ----------
Christopher K. Poole ...   50,000(1)         8.1          6.938       6/30/10         219,500      556,000
Barry D. Emerson .......   25,000(1)         4.1          6.938       6/30/10         109,750      278,000

----------
(1) These options are currently 100% unvested, and will vest over 3 years in annual installments of 33.33% beginning on June 30, 2001.

      The following table sets forth certain information with regard to stock options held at December 31, 2000, by each of the executive officers named in the Summary Compensation Table. No options were exercised by any of the executive officers named in the Summary Compensation Table in the year ended December 31, 2000.

                              FY-End Option Values

                                                                             Value of Securities Underlying
                                       Number of Securities Underlying          Unexercised in-the-Money
                                      Unexercised Options at FY-End(#)            Options at FY-End($)
      Name                                Exercisable/Unexercisable           Exercisable/Unexercisable(1)
      ----                            ---------------------------------       -----------------------------
      Christopher K. Poole .......             124,333/116,667                          107,800/0
      Barry D. Emerson ...........              8,334/41,666                                0

----------
(1) The fair market value used for computations in this column was $4.50, which was the closing market price of the Company's Common Stock on December 29, 2000.

                 EMPLOYMENT, SEVERANCE AND CONSULTING AGREEMENTS

      Christopher K. Poole. On June 1, 1999, the Company entered into an employment agreement with Christopher K. Poole with respect to his service as the Chief Executive Officer of the Company. The employment agreement has an initial term of one year and renews automatically for successive one-year terms. The Company may terminate Mr. Poole's employment under the agreement at any time. If the Company terminates Mr. Poole's employment other than for "cause" (as defined in the agreement) or as the result of his permanent disability, the Company is obligated to pay to him (following receipt of a general release from Mr. Poole) a lump-sum amount equal to twice his then-current annual salary (less applicable tax withholding). If such termination occurs as a result of a change in control of the Company or within two years after a change in control, the Company is also obligated to pay to Mr. Poole the larger of the proportionate amount of any incentive bonus that would otherwise be payable to Mr. Poole for the year in which his employment is terminated (based on the number of days elapsed in the year) or the amount of his incentive bonus paid for the prior year.

      If the Company terminates Mr. Poole's employment as the result of his permanent disability, the Company is obligated to pay to him (following receipt of a general release from Mr. Poole) a lump-sum amount equal to his then-current annual salary (less applicable tax withholding) plus the proportionate amount of any incentive bonus that would otherwise be payable to Mr. Poole for the year in which his employment is terminated (based on the number of days elapsed in the year). In addition, the Company would be obligated to pay for continued health insurance coverage for Mr. Poole and his dependents for 18 months following a termination of his employment for disability.

      The agreement provides that if Mr. Poole resigns due to a failure of the Company to comply with a material term of the agreement that is not cured within 30 days after written notice of the failure is given to the Company, the Company is obligated to pay to him (following receipt of a general release from Mr. Poole) a lump-sum amount equal to twice his then-current annual salary (less applicable tax withholding). In addition, if Mr. Poole resigns following a change in control of the Company accompanied by a termination of his authority equivalent to that of the senior executive of the Company, the Company is obligated to pay to him (following receipt of a general release from Mr. Poole) a lump-sum amount equal to twice his then-current annual salary (less applicable tax withholding) plus the larger of the proportionate amount of any incentive bonus that would otherwise be payable to him for the year in which his employment is terminated (based on the number of days elapsed in the year) or the amount of his incentive bonus paid for the prior year. Mr. Poole shall be considered to be the senior executive of the Company if the Company is acquired and becomes part of another entity if Mr. Poole remains the senior executive of the division, subsidiary or entity carrying on the business conducted by the Company prior to the acquisition. In addition, if Mr. Poole resigns for any reason after the first anniversary of a change in control but before the second anniversary of a change in control, the Company is obligated to pay to him (following receipt of a general release from Mr. Poole) a lump-sum amount equal to one and one-half times his then-current annual salary (less applicable tax withholding).

      The agreement provides that Mr. Poole's annual salary will be $300,000, which amount may be increased with the approval of the Compensation Committee of the Company's Board of Directors. In addition, Mr. Poole is to be eligible to participate in incentive bonuses and other compensation plans approved by the Board of Directors or the Compensation Committee. Mr. Poole is also eligible to participate in other benefit plans made available to employees and to receive perquisites as agreed upon from time to time. Mr. Poole is also entitled to four weeks paid vacation. If he elects to purchase long-term care or personal disability insurance coverage, the Company shall pay one half of the premiums, up to $2,500 per year, and the Company will continue to pay such amount following termination of Mr. Poole's employment due to permanent disability so long as he continues COBRA insurance coverage.

      The agreement contains a covenant restricting Mr. Poole from engaging in certain activities in competition with the Company for a period of one year following the termination of his employment for any reason. The covenant applies to competitive activities in the United States, Canada and the United Kingdom. In addition, Mr. Poole agreed not to disclose confidential and proprietary information of the Company without the Company's consent and to return copies of any such information in his possession upon the termination of his employment.

      Barry D. Emerson. On May 10, 1999, the Company entered into a severance agreement with Barry D. Emerson in connection with Mr. Emerson's employment as the Company's Chief Financial Officer. Pursuant to the agreement, Mr. Emerson is employed "at will" by the Company and may be terminated at any time for any reason. If the Company terminates Mr. Emerson's employment other than for "cause" (as defined in the agreement), the Company is obligated to pay to him (following receipt of a general release from Mr. Emerson) a lump-sum amount equal to his then-current annual salary (currently $170,000), (less applicable tax withholding). In addition, the Company would be obligated to pay for continued health insurance coverage for Mr. Emerson for 12 months following a termination of his employment.

      Alan Rich. Since his retirement as President of EIS on December 31, 1997, Mr. Rich has provided EIS with consulting services as an independent contractor pursuant to a Retirement and Post-Employment Agreement dated May 20, 1997, as amended, between Mr. Rich and EIS. Pursuant to this agreement, Mr. Rich is obligated to provide such consulting services as requested by EIS from time to time through December 31, 2003, unless either party terminates the agreement effective either December 31, 2001, or December 31, 2002, with 90 days advance written notice. EIS pays Mr. Rich an annual fee of $100,000 in consideration of such services. In addition, the agreement contains covenants restricting Mr. Rich from engaging in certain activities in competition with EIS. In exchange for these covenants not to compete, EIS is obligated to pay Mr. Rich a total of $100,000 annually. Under the agreement, Mr. Rich also has agreed not to disclose confidential and proprietary information of EIS. Pursuant to the agreement, EIS paid Mr. Rich a total of $200,000 in 2000.

                                PERFORMANCE GRAPH

      The following graph compares the Company's cumulative total shareholder return for five fiscal years through the end of the most recent fiscal year, December 31, 2000, assuming the investment on December 31, 1995, of $100 in Common Stock, along with the cumulative total returns of a broad-based equity market index--the Center for Research in Securities Prices (CRSP) Total Return Index for the Nasdaq Stock Market (U.S. Companies)--and of a published industry peer index--the CRSP Nasdaq Computer & Data Processing Services Index--over the same period assuming the investment on December 31, 1995, of $100 in securities that are the components of these indices.

                              [LINE CHART OMITTED]

  [The following table was depicted as a line chart in the printed material.]

                       12/31/95    12/31/96    12/31/97   12/31/98    12/31/99    12/31/00
                       --------    --------    --------   --------    --------    --------
NASDAQ ............       100        123.0       150.7      212.5       394.8       237.4
Peer ..............       100        123.4       151.7      270.6       594.7       273.7
Company ...........       100         64.6        59.2       13.8        65.8        27.7

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      Decisions on compensation of the Company's executive officers generally are made by the Compensation Committee of the Board. Set forth below is a report of the Board's Compensation Committee addressing the Company's compensation policies for 2000 for its executive officers.

Objectives and Policies

      Over the past year, the Committee's policy in compensating executive officers has been to align the interest of the executives with the interests of shareholders and the strategic goals established by the Board of Directors, and to ensure that compensation and benefits are at levels and in a form that enable the Company to motivate and retain its executives. It is the policy of the Committee to make a significant portion of executive compensation dependent upon corporate performance, including the success of the Company in meeting its financial goals.

      The Committee also believes it is essential that the Committee retain the flexibility to evaluate not only the performance of the individual executive officer in furthering the Company's strategic goals and the Company's performance as a whole, but also the overall performance of the individual executive officer. The Committee relies on subjective evaluation as well as objective goals in setting and adjusting base salary of the Chief Executive Officer and other executive officers and in awarding bonuses and other incentive compensation.

Base Salaries; Options; Annual Bonuses

      Salary levels for executive officers are evaluated annually. Adjustments are based on salaries for prior years, the general trend of executive salaries nationally, individual performance, and internal comparisons. Mr. Poole is currently employed pursuant to an employment agreement that establishes his minimum level of salary at $300,000. Mr. Poole's salary for 2000 was $300,000. Mr. Emerson's salary is not established by an employment agreement. The Company increased his base salary from $140,000 to $160,000 in 2000.

      In determining 2000 bonuses, the Committee used its subjective assessment of the overall contribution of the individual executive officers, as well as the performance of the Company as a whole. In determining the bonus to be awarded to Mr. Poole for 2000, the Committee compared the Company's 2000 financial performance to its 2000 financial goals and assessed Mr. Poole's contribution to such performance. The Committee also considered Mr. Poole's contributions to the strategic initiatives of the Company, including acquisitions considered and/or consummated. After considering these factors, the Committee awarded Mr. Poole a bonus of $75,000 for the year 2000. Based on similar criteria, Mr. Emerson was awarded a bonus of $20,000 for the year 2000.

      As part of the Committee's desire to align the interests of executives with those of shareholders, stock options are, from time to time, awarded to executives. In June of 2000, the Committee granted options covering 100,000 shares to Mr. Poole and options covering 25,000 shares to Mr. Emerson.

Tax Policy

      Section 162(m) of the Internal Revenue Code limits deductions for certain executive compensation in excess of $1 million. Certain types of compensation, including compensation pursuant to stock option plans, are deductible only if performance criteria are specified in detail and are contingent on stockholder approval of the compensation arrangement. The Committee also anticipates that certain option awards may be made as incentive stock options for which the Company generally would not be able to claim a deduction for compensation expense. In addition, compensation expense arising under option awards made from January 1996 to February 1998 during the terms of service of William G. Seymour and Robert J. Levenson on the Committee may not qualify for the exemption from
Section 162(m) due to Mr. Seymour's prior service as an officer of the Company and the level of transactions between Mr. Levenson's employer, First Data Corp., and the Company. While the Committee will consider deductibility under Section 162(m) with respect to future compensation arrangements with executive officers, deductibility will not be the sole factor used in ascertaining appropriate levels or modes of compensation. Since corporate objectives may not always be consistent with the requirements for full deductibility, it is conceivable that the Company may authorize compensation arrangements under which payments may not be deductible under Section 162(m). The Committee believes that due to the level of current salary and maximum cash bonus compensation of its executive officers, and anticipated levels of future stock option awards, the Company will be able to claim full deductibility of amounts paid under existing executive compensation arrangements to the extent otherwise permitted by law.

                                                 For the Compensation Committee:


                                                 Roger Noall
                                                 Arthur G. Epker III

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 2000, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with, except that one report with respect to one transaction was filed late by Mr. Finley.

                                   PROPOSAL 2
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

Audit Committee Disclosure

      The Board of Directors maintains an Audit Committee comprised of four directors. The Board of Directors and the Audit Committee believe that, except as described below with respect to Mr. Rich, all members of the Audit Committee are "independent directors" within the meaning of applicable NASDAQ rules.

      One member of the audit committee, Alan Rich, does not meet the definition of "independent director" because he is a part time paid consultant to the Company. However, the Company's board of directors has determined that Mr. Rich qualifies under the exception to the rule because the board believes that it is in the best interests of the Company and its stockholders that Mr. Rich serve on the audit committee. Mr. Rich's extensive familiarity with the daily operations of the Company is not possessed by any member of the board apart from Mr. Poole. Mr. Rich was a co-founder of EIS, the Company's largest subsidiary, and has been involved with EIS throughout its development.

      The Board has adopted a written Charter of the Audit Committee, a copy of which is attached as Appendix A hereto.

Report of the Audit Committee

      The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles.

      In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements as of and for the year ended December 31, 2000. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures and letter required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. The Audit Committee also has considered whether the independent auditor's provision of non-audit services to the Company is compatible with the auditor's independence.

      Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on SEC Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                                       Audit Committee:


                                                       David A. Finley, Chairman
                                                       Roger Noall
                                                       Alan Rich
                                                       William G. Seymour

Audit Fees

      Aggregate fees billed by PricewaterhouseCoopers LLP for its audit of the Company's annual financial statements and the review of quarterly financial statements for fiscal year 2000 were $95,000 of which $15,800 was billed in 2000.

Financial Information Systems Design and Implementation Fees

      PricewaterhouseCoopers LLP did not render any services related to financial information systems design and implementation for the fiscal year ended December 31, 2000.

All Other Fees

      Aggregate fees billed for all other services rendered by PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2000 were $305,300.

      The Board of Directors of the Company, upon the recommendation of the Audit Committee, has appointed the firm of PricewaterhouseCoopers LLP to serve as independent accountants of the Company for the year ending December 31, 2001, subject to ratification of this appointment by the stockholders of the Company. PricewaterhouseCoopers LLP has served as the Company's (and its predecessor's) independent accountants for ten years and is considered by management of the Company to be well qualified.

      One or more representatives of PricewaterhouseCoopers LLP will be present at this year's Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

      Ratification of the appointment of the independent accountants requires the affirmative vote of a majority of the shares of Common Stock of the Company represented in person or by proxy at the Annual Meeting and entitled to vote. If the stockholders should not ratify the appointment of PricewaterhouseCoopers LLP, the Board of Directors will reconsider the appointment.

Recommendation of the Board of Directors

      The Board of Directors recommends that stockholders vote "FOR" ratification of PricewaterhouseCoopers LLP as independent accountants. Proxies, unless indicated to the contrary, will be voted "FOR" ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants.

                             STOCKHOLDERS' PROPOSALS

      Stockholders' proposals intended for inclusion in the Company's proxy statement and the form of the proxy for the Annual Meeting in 2002 should be sent by certified mail, return receipt requested, and must be received by the Company at its principal executive offices (Attention: General Counsel) by December 12, 2001. Such proposals may be made only by persons who are stockholders, beneficially or of record, on the date the proposal is submitted and who continue in such capacity through the meeting date, of at least 1% or $1,000 in market value of securities entitled to be voted at the meeting, and have held such securities for at least one year. In addition, the Company's Bylaws prescribe the procedure a stockholder must follow to make nominations for director candidates or to propose any business to be considered at an annual meeting. Stockholder nominations for director or other proposals will be considered at an annual meeting if the stockholder delivers to the Secretary of the Company at its principal executive offices, no less than 60 nor more than 90 days prior to the meeting (or in the event that public disclosure of the date of the annual meeting is first made less than 70 days in advance of the meeting date, no later than the close of business on the tenth day after public disclosure of the date of the annual meeting is made), a written notice setting forth the information specified in the Company's Bylaws. Any stockholder desiring a copy of the Company's Bylaws will be furnished one without charge upon written request to the Secretary of the Company at 5100 West Goldleaf Circle, Suite 100, Los Angeles, California 90056.

                                 OTHER BUSINESS

      The Board of Directors is aware of no other matter that will be presented for action at the meeting. If any other matter requiring a vote of the stockholders properly comes before the meeting, the persons authorized under management proxies will vote and act according to their best judgment.

                                    FORM 10-K

      A copy of the Annual Report on Form 10-K for the year ended December 31, 2000, as filed with the Securities and Exchange Commission, may be obtained upon request and without charge by writing:

                                                   Elite Information Group, Inc.

                                                   5100 West Goldleaf Circle
                                                   Suite 100
                                                   Los Angeles, California 90056
                                                   Attn: Investor Relations

                                   Appendix A

                             Audit Committee Charter

Mission Statement

      The Audit Committee (the "Committee") will assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee will review the financial reporting process, the system of internal control and the audit process. The Committee will periodically review the Company's code of conduct and receive updates from management regarding compliance with the code. In performing its duties, the Committee reports to the Board of Directors and maintains effective working relationships with management, and the internal and external auditors.

      While the Committee has the responsibilities and authority set forth in this Audit Committee Charter (the "Charter"), it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management. Nor is it the duty of the Committee to resolve any disagreements between management and the independent auditors or to assure compliance with laws and regulations. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including the evaluation of auditor independence. The external auditors of the Company are ultimately accountable to the Board of Directors (as assisted by the Committee). The Board of Directors, with the assistance of the Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the external auditors (or to nominate the external auditors to be proposed for shareholder approval in the proxy statement).

Organization

      The Committee will consist of a minimum of three members of the Board of Directors. Ideally, all three will be independent directors. At a minimum, three (or such greater number as may be required by applicable laws or NASDAQ rules) will be outside independent directors. One member will be appointed chairperson. All members of the Committee shall have a working familiarity with basic finance and accounting practices and at least one member of the Committee will possess accounting or related financial management expertise. The Committee will meet a minimum of four times per year, more if determined necessary by circumstances and the chairperson.

Roles and Responsibilities

      The roles and responsibilities of the Audit Committee will generally involve the following:

Internal Controls

      o Evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal control and informing individuals of their roles and responsibilities;

      o Focus on extent to which internal and external auditors review computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial information in the event of a systems breakdown;

      o Understand whether internal control recommendations made by internal and external auditors have been implemented by management; and

      o Ask the external auditors to keep the Audit Committee informed about fraud, illegal acts, deficiencies in internal control and certain other matters.

Financial Reporting

      General

      o Review, with the assistance of the external auditors, significant accounting and reporting issues, including recent professional and regulatory pronouncements, and evaluate their impact on the financial statements; and

      o Ask management and internal and external auditors about significant risks and exposures and the plans to minimize such risks.

      Provide a report or other disclosures of the Committee to be included in each proxy statement of the Company. Such report shall include the name of each Committee member and shall:

      o State whether the Committee has reviewed and discussed the audited financial statements with management;

      o Represent that the Committee has discussed the conduct of the audit with the independent auditors;

      o Represent that the Committee has received the written disclosures and the letter from the independent auditors required by Standard No. 1 of the Independence Standards Board;

      o State whether, based on a review of the audited financial statements and discussions with the independent auditors, the Committee recommended that the financial statements be included in the annual report for filing with Securities and Exchange Commission; and

      o Include any other disclosures deemed necessary or advisable by the Committee.

Annual Financial Statements

      o Review annual financial statements and any reports or other financial information submitted to the SEC or the public, including any certification, report, opinion, or review by the external auditors;

      o Review complex and/or unusual transactions such as restructuring charges and derivative disclosures;

      o Focus on judgmental areas such as those involving valuation of assets and liabilities, including, for example, the accounting for and disclosure of delinquent accounts receivable; warranty and product liability; litigation reserves; and other commitments and contingencies;

      o Meet with management and external auditors to review the financial statements and the results of the audit;

      o Consider management's handling of proposed audit adjustments identified by the external auditors;

      o Review MD&A and other sections of the annual report before its release and consider whether the information is adequate and consistent with members' knowledge about the company and its operations; and

      o Ensure that external auditors communicate certain required matters to the Committee.

Interim Financial Statements

      o Be briefed on how management develops and summarizes quarterly financial information, the extent of internal audit involvement, the extent to which the external auditors review quarterly financial information, and whether that review is performed on a pre- or post-issuance basis;

      o Meet with management and with the external auditors, either by telephone or in person, to review the interim financial statements and the results of the auditor's review prior to public release. (This may be done by the committee chairperson or the entire committee);

      o Discuss with management and the internal and external auditors whether:

            - Actual financial results for quarter or interim period varied significantly from budgeted or projected results;

            - Changes in financial ratios and relationships in interim financial statements are consistent with changes in the company's operations and financial practices;

            - Generally accepted accounting principles have been consistently applied;

            - There are any actual or proposed changes in accounting or financial reporting practices;

            -     There are any significant or unusual events or transactions;

            - The company's financial and operating controls are functioning effectively;

            - The company has complied with the terms of loan agreements or security indentures; and

            - The interim financial statements contain adequate and appropriate disclosures.

      o Ensure that the external auditors communicate certain required matters to the Committee.

Compliance Matters

      o Review the results of management's investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities;

      o Periodically obtain updates from management, General Counsel, and tax director regarding compliance with laws and regulations affecting the Company's financial reporting; and

      o With the assistance of the external auditors, review the findings of any examinations by regulatory agencies such as the Securities and Exchange Commission.

Internal Audit

      o Review the activities and organizational structure of the internal audit function;

      o Review the qualifications of the internal audit function and concur in the appointment, replacement, reassignment, or dismissal of the director of internal audit; and

      o     Review the effectiveness of the internal audit function.

External Audit

      o     Review the external auditors' proposed audit scope and approach;

      o Review the performance of the external auditors and recommend to the Board of Directors the appointment or discharge of the external auditors.

      o In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including the evaluation of auditor independence.

      o Review non-audit services, including information technology consulting services relating to financial information systems design and implementation and other non-audit services that have been provided by the auditors and the fees therefor and consider the effect of providing such services on the independence of the auditors (it being understood that the Committee will rely on the accuracy of the information provided by the auditors as to the services provided and the fees paid and will rely on the representations of management in connection with such consideration).

Other responsibilities

      o Meet with the external auditors, director of internal audit, and management in separate executive sessions at least annually to discuss any matters that the Committee or these groups believe should be discussed privately;

      o Facilitate communication between the internal and external auditors and management regarding significant findings and recommendations by the internal and external auditors;

      o Review, with the company's counsel, any legal matters that could have a significant impact on the company's financial statements;

      o Review the policies and procedures in effect for considering officers' expenses and perquisites;

      o If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist;

      o     Perform other oversight functions as requested by the full Board;
            and

      o Review and update the Charter at least annually; receive approval of changes from the Board.

Reporting Responsibilities

      o Committee members will regularly update the Board of Directors about their activities and make appropriate recommendations.

      o The Committee will approve any letter to be included in the Company's annual report or proxy statement that describes the Committee's composition and responsibilities and how they were discharged.

                                  [ELITE LOGO]

|X| PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                          ELITE INFORMATION GROUP, INC.
--------------------------------------------------------------------------------

CONTROL NUMBER:
RECORD DATE SHARES:

                                                     ---------------------------
Please be sure to sign and date this Proxy.           Date
--------------------------------------------------------------------------------


------Stockholder sign    ----------------------------Co-owner sign here--------
      here

DETACH CARD

1.    Election of two Directors.                      For All    With-   For All
                                                      Nominees   hold    Except

(01)  David A. Finley                                   |_|       |_|      |_|
(02)  William G. Seymour                                |_|       |_|      |_|

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominee.

                                                        For     Against  Abstain

2.    Proposal to ratify the selection of               |_|       |_|      |_|
      PricewaterhouseCoopers LLP as the
      Company's independent accountants.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

      Mark box at right if an address change or comment has been
      noted on the reverse side of this card.                                |_|

                                                                     DETACH CARD

BSICM1

                          ELITE INFORMATION GROUP, INC.

                                 REVOCABLE PROXY

                         ANNUAL MEETING OF STOCKHOLDERS
                           to be held on May 8, 2001

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Christopher K. Poole, Barry D. Emerson and Steven O. Todd as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of common stock of Elite Information Group, Inc. (the "Company"), held of record by the undersigned on March 19, 2001 at the annual meeting of stockholders to be held on May 8, 2001, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS AND THIS PROXY WILL BE VOTED FOR THE PROPOSALS AND FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED HEREIN UNLESS THE STOCKHOLDER DIRECTS OTHERWISE, IN WHICH CASE IT WILL BE VOTED AS DIRECTED.

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting and Proxy Statement and revokes all proxies heretofore given by the undersigned.

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           PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.
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Please sign exactly as name(s) appear(s) on the reverse. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
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HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

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BSICM2